Commitments, Guarantees, Charges and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments, Guarantees, Charges and Contingent Liabilities [Abstract]
COMMITMENTS, GUARANTEES, CHARGES AND CONTINGENT LIABILITIES
NOTE 22 –	COMMITMENTS, GUARANTEES, CHARGES AND CONTINGENT LIABILITIES

Legal Proceedings

From time to time, the Company is and may be subject to various legal proceedings, contingencies and claims that arise in the course of business, including some claims from current or former employees and directors, as well as governmental and other regulatory investigations and proceedings.

There is no pending litigation or proceeding against any of the Company’s officers or directors as to which indemnification is currently being sought, and, except as described below, the Company is not aware of any pending or threatened litigation, the outcome of which, the Company believes, if determined adversely to the Company, would individually or taken together have a material adverse effect on its business, operating results, cash flows or financial condition or may result in claims for indemnification by any office holder. Defending such proceedings is costly and can impose a significant burden on management and employees. The results of any current or future litigation cannot be predicted with certainty, and regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Set forth below is a brief summary of the material litigation and other proceedings the Company is currently facing:

1.	Insurance reimbursement claim – In May 2018, Rotem Amfert Negev Ltd. filed an insurance reimbursement claim against the Company and approximately 15 other defendants in the Tel Aviv District Court for damages caused by a fire at plaintiff’s factory. The plaintiff filed evidence on November 24, 2025 and the Company filed its evidence on June 30, 2026. A mediation procedure was approved by the parties and was scheduled for July 14, 2026 and July 30, 2026.

At this stage, based on the assessment of legal counsel, no provision was recorded in respect of this claim.

2.	Contract Tender Litigation – In March 2022, a motion to certify a class action was filed against the Company in connection with the alleged delayed disclosure of the cancellation of a contract tender. Following various procedural developments, including mediation attempts that did not result in a settlement, on February 18, 2026, the court partially granted the motion for certification with respect to certain allegations while dismissing the majority of the claims. On April 19, 2026, the plaintiff filed an amended statement of claim seeking damages of approximately NIS 5.4 million (approximately $1.69 million). On May 28, 2026, the Company filed a motion seeking reconsideration of the partial class action certification and the plaintiff filed its response on July 1, 2026. A hearing on this motion is scheduled for November 4, 2026.

As of the date of this Annual Report, a provision in the amount of $784 thousand was recorded by the Company.

3.	PIPE Financing Litigation – In March 2023, a motion for class action certification was filed against the Company and other respondents, alleging misleading disclosures regarding irrevocable investment commitments in connection with the PIPE Financing. The applicant seeks to represent shareholders who purchased the Company’s ordinary shares between March 2022 and February 23, 2023, claiming aggregate damages exceeding NIS 2.5 million. The proceedings remain at the class certification stage. During 2024, certain respondents and claims were dismissed or withdrawn following the Court’s recommendations. During 2025 and 2026, the parties continued with evidentiary and pre-trial proceedings, including discovery-related motions. As of the date of this Annual Report, the certification motion remains pending, and the litigation is ongoing.

At this stage, it is not possible to assess the prospects of the certification motion being granted.

4.

Y.H. Lahav Financial Advisors – On June 4, 2024, Y.H. Lahav Financial Advisors filed claims with the Tel Aviv District Court against BlackSwan Technologies, Inc. and Cognitive Systems Ltd., which subsequently became subsidiaries of the Company, and directors thereof. The claims allege breaches of a loan agreement and seek damages totaling approximately $2 million. On July 3, 2025, the parties filed a joint motion to suspend proceedings in order to transfer the case to mediation. However, as the mediation failed, court proceedings resumed. On March 19, 2026, the plaintiff filed an ex parte motion to impose attachments against the individual defendants (not BlackSwan and the Company) and the motion was partially approved with regards to some individual defendants on May 19, 2026. On May 25, 2026, the court approved a motion by the plaintiff to amend the statement of claim and add the Company as a party to the proceedings. The Company is required to file its statement of defense by July 25, 2026.

Based on the assessment of legal counsel, no provision was recognized in the financial statements in accordance with IAS 37, as a liability was already recorded as a loan.

5.	Tufin – Tufin Software Technologies Ltd. (“Tufin”) filed a claim in the Tel Aviv Magistrates Court against Comsec Ltd. (a Company subsidiary) and the Company for NIS 1,891,799 in unpaid debt. While settlement discussions were ongoing, on September 4, 2024, Tufin filed a motion for judgment on grounds that the respondents had not submitted their defense. The Company is currently in discussions with Tufin to make a payment schedule and settle this matter outside of court.

6.	The Phoenix Insurance Company Ltd. v. Hub TLV – On February 20, 2025, a claim was filed against Hub Cyber Security TLV Ltd. (“HUB TLV”) for NIS 165,496 in unpaid social benefits for employees insured by the Phoenix Insurance Company Ltd. The payments were subsequently made, and the claim was dismissed on January 31, 2026.

7.	Fortinet – Fortinet Inc. (the “Seller”), which sold software products to a Company affiliate (the “Affiliate”), sued the Company in October 2025 to enforce a February 2023 guaranty. The Seller alleges that the Company unconditionally and irrevocably guaranteed full and prompt payment of all the Affiliate’s unpaid obligations and agreed to indemnify the Seller for enforcement costs. The Seller alleges the Affiliate is in default on more than $3 million in invoices due between February 13 and May 1, 2023, and that the Company is liable for these unpaid invoices. The parties have agreed to extend the deadline for the Company to answer the complaint while discussing potential settlement.

The full amount of the claim, including the interest component, has been recorded in the Company’s financial statements under trade payables and other payables.

8.	Tandu – On November 27, 2025, Tandu Technologies and Security Systems Ltd. filed a claim against Hub TLV for NIS 3,957,254, alleging breach of contract by the Company. As the claim concerns the Company and not HUB TLV, Hub TLV filed a motion to dismiss on January 11, 2026. On January 19, 2026, the parties agreed that the claim would be amended with the Company reserving all rights under the motion to dismiss, and the court approved this understanding on January 21, 2026. On February 11, 2026, Tandu filed the amended claim. The Company filed its statement of defense on June 14, 2026, arguing that the claim should be dismissed in its entirety, as it directly contradicts the contractual understandings between the parties.

At this preliminary stage, based on the assessment of legal counsel, no provision was recorded in respect of this claim.

9.	Class Action Suit – This case consolidates into one securities class action the complaints filed in the cases styled Efrat Investments LLC et al. v. Hub Cyber Security Ltd., and Green v. Hub Cyber Security Ltd. f/k/a Hub Cyber Security (Israel) Ltd., et al. This action names the Company and current and former officers and directors of the Company (including Eyal Moshe, Hugo Goldman, Uzi Moscovich, Zeev Zell, Moshe Raines, Manish Agarwal, and Moti Franko, “Individual Defendants”) as defendants (collectively, “Class Action Defendants”). Certain shareholders — individuals and entities that purchased or otherwise acquired Company securities pursuant to and/or traceable to the offering materials issued in connection with the Business Combination — have alleged that the Class Action Defendants made material misstatements and omissions in the offering materials issued in connection with the Business Combination. The shareholders have alleged that the offering materials incorrectly stated that Hub Cyber Security (Israel) Ltd. had secured a committed financing arrangement, contained material misstatements and omissions concerning the Company’s internal controls and misuse of Company funds, and contained materially misleading information concerning the Company’s product. The shareholders seek damages from the Class Action Defendants and/or tender their shares to Class Action Defendants for recovery of the consideration paid therefor. The Company is defending itself vigorously and has moved to dismiss the action on the grounds that the shareholders lack standing to sue and have failed to make a claim against the Company. The motion to dismiss was partially granted by the Court and while some claims were dismissed, the bulk of plaintiff’s allegations have survived and so the case has moved forward into discovery.

The parties entered mediation on September 3, 2025. Following the mediation, the parties reached an agreement in principle to resolve the class action in an amount of $11,000 thousand. The settlement represents a full and final resolution of the claims asserted in the class action without any admission of liability by the Company or the Individual Defendants. The settlement remains subject to court approval and related administrative processes, after which the funds will be distributed to eligible class members in accordance with a court-approved plan of allocation. The parties signed a Term Sheet on October 9, 2025, and thereafter notified the court of the settlement.

On December 9, 2025, the shareholders filed a motion for (i) preliminary approval of the class action settlement, (ii) certification of the settlement class, and (iii) approval of notice to the settlement class, together with the Stipulation and Agreement of Settlement (the “Settlement”). On December 10, 2025, the court granted the motion and preliminarily approved the Settlement as fair and reasonable. At a hearing held on June 29, 2026, the court indicated that the settlement will be approved, but asked Plaintiffs’ counsel to provide supplemental information regarding the breakdown/division of fees between the Plaintiffs’ law firms. The Company anticipates that the Court will formally approve the settlement thereafter. As of the date of this Annual Report, a provision in the amount of $11,000 thousand was recorded by the Company.

10.	Former employees have filed the following claims:

(a)	On April 2, 2025, a former employee of Blackswan Germany filed a claim for protection against unfair dismissal before the Labor Court of Giessen, Germany, arguing that the termination notice is invalid, and claimed EUR 116,883 in damages for various employment matters. A default judgment was issued against BlackSwan Germany on June 30, 2025, following non-appearance, and the subsidiary filed a timely objection on August 12, 2025. On September 10, 2025, Blackswan issued another termination notice. On March 3, 2026, Blackswan Germany notified the court about the commencement of insolvency proceedings. By notice dated March 3, 2026, the court suspended proceedings without setting a new hearing date for the duration of insolvency proceedings. The plaintiff has sought provisional enforcement of the default judgment and obtained a garnishment and transfer order directed at one of the Company’s clients.

In separate proceedings regarding the same former employee before the Labor Court of Giessen, a partial default judgment was issued on December 2, 2024, followed by a final default judgment on March 12, 2025, both final and binding. Blackswan was ordered to pay salary claims for June 2023 through November 2024 in the amount of EUR 225,000, plus interest on EUR 12,500 per month from the respective due dates. The plaintiff was also granted health insurance contributions for December 2022 through November 2024 in the amount of EUR 24,934, plus interest. The plaintiff has enforced these claims by obtaining a garnishment and transfer order directed at one of the Company’s clients. Blackswan is examining options to challenge or defend against the enforcement measures.

At this preliminary stage, based on the assessment of legal counsel, the Company is unable to assess the chances of these lawsuits being successful or assess the actual exposure to the Company.

(b)	On April 19, 2025, another former employee of Blackswan Germany filed a claim for protection against unfair dismissal before the Labor Court of Mönchengladbach, Germany, arguing that the termination notice is invalid. A hearing took place on January 19, 2026. The court largely dismissed the claim; Blackswan was solely ordered to provide the claimant with a qualified interim reference covering the nature and duration of employment as well as performance and conduct, and to issue an electronic copy of the wage tax certificate for calendar year 2024. However, due to the opening of insolvency proceedings over Blackswan Germany’s assets, the judgment will not become final for the time being. Blackswan informed the court about the insolvency proceedings on March 23, 2026.

In separate proceedings regarding the same employee before the Labor Court of Mönchengladbach, a partial default judgment was issued on December 12, 2024, followed by a further partial default and final judgment on February 25, 2025, both final and binding. The former employee asserted salary claims for June 2023 through November 2024 in the amount of EUR 280,857, plus interest on EUR 15,603 per month from the respective due dates. The plaintiff was also awarded health insurance contributions for June 2023 through November 2024 in the amount of EUR 8,097, plus interest on EUR 450 per month accruing from the respective due dates. The plaintiff has enforced these claims by obtaining a garnishment and transfer order directed at one of the Company’s clients. Blackswan is examining options to challenge or defend against the enforcement measures.

At this preliminary stage, based on the assessment of legal counsel, the Company is unable to assess the chances of these lawsuits being successful or assess the actual exposure to the Company.

(c)	Two former employees of affiliates of the Company, QPoint Technologies Ltd (“QPoint”) and Sensecom Consulting and Projects Management Ltd. (“Sensecom”), filed a claim against QPoint, Sensecom and against the Company on May 18, 2026, in the total amount of NIS 1,105,978, alleging they are entitled to payments for bonuses and for redemption of vacation days. The Company is currently studying the claim. At this stage, it is not possible to assess the chances of success for this claim or the actual exposure to the Company.
11.	Following the findings of the internal investigation of the Company’s Special Committee in 2023, the Company filed claims against two former employees, which were settled in one agreement:

(a)	In June 2023 and February 2024, the Company initiated legal proceedings in the Tel Aviv Labor Court against its former Chief of Staff and VP of Human Resources, Ms. Ayelet Bitan, seeking a declaratory judgment for the recovery of accrued severance funds. In July 2024, the defendant filed a counterclaim seeking approximately NIS 1.27 million, alleging unlawful termination, gender discrimination, and workplace bullying. The counterclaim includes demands for the release of severance funds, six months’ notice pay, and various compensatory damages for reputational harm and bad faith dismissal. The Company filed its statement of defense in November 2024, disputing the merits of all allegations.

(b)	On November 11, 2023, the Company filed a claim in the Tel Aviv Labor Court against Mr. Eyal Moshe, a former CEO of the Company, seeking a declaratory judgment and an order to release severance pay funds accumulated in provident funds back to the employer. On February 18, 2024, the former employee filed his statement of defense. On June 4, 2024, the Company submitted a request to the Court to consolidate the claims against Mr. Moshe and Ms. Bitan.

On September 7, 2025, the parties to both of the foregoing claims entered into a settlement agreement, which was approved by the Court. According to the settlement, as consideration for each party’s release of all claims and without the Company admitting to any of Ms. Bitan’s or Mr. Moshe’s allegations or agreeing to any of their demands, the Company (a) released all funds deposited by the Company on behalf of the former employees, including but not limited to severance pay contributions and (b) paid Ms. Bitan, in lieu of notice and as a supplement to severance pay, a retirement grant in the amount of NIS 250,000, payable in three equal monthly installments commencing on November 10, 2025. The Company recorded a provision in the amount of the settlement.

12.	Israel Securities Authority and Israel Tax Authority Investigation – In September 2024, the Israel Securities Authority and Israel Tax Authority conducted a search of the Company’s office in the context of investigating former and current officers in connection with suspicions regarding violations of securities, penal and tax laws. To the Company’s best knowledge, the suspicions are related to the subject matter of the Internal Investigation. In addition, in April 2025, investigators from the Israeli Tax Authority visited the offices of the Company. To the Company’s best knowledge, said visit related to developments in the investigation related to the actions of a former Financial Controller of the Company, which were also addressed in the Internal Investigation conducted by the Company. According to a letter provided to the Company in January 2026 by the Israel Securities Authority, the investigation has been concluded and the investigation file has been transferred to the Tel Aviv District Attorney’s Office (Taxation and Economic Crimes) for resolution.

13.	The law firm of Amit Pollak Matalon filed a claim on April 23, 2025, for NIS 441,624 in unpaid legal fees for services to BlackSwan Technologies, Inc. On July 21, 2025, the court approved a settlement requiring the Company to pay NIS 461,624 (including expenses) to dismiss the claim, which has been paid. The Company has recognized a provision in its financial statements in respect of this matter.

14.	A claim was filed against BlackSwan Technologies, Inc. by 8 Allocate OU in a U.S. court on April 4, 2024, for $178,738. The case resulted in a default judgment of $148,348 on January 29, 2024. On November 10, 2025, the plaintiff sought court permission to file subpoenas and restraining notices against the Company and its affiliates to compel production of documents or assets belonging to BlackSwan, which would be used to satisfy the judgment. On November 28, 2025, a lien was placed on the bank account of a Company subsidiary. On December 10, 2025, the Company paid the judgment in full and the lien was released.

15.	Yuval Lev – On February 8, 2023, Mr. Yuval Lev filed a motion in the Tel Aviv District Court seeking discovery as a preliminary proceeding prior to submitting a motion to certify a derivative action. The motion focused on the release of Clover Wolf Capital from the PIPE investment that had been expected to close concurrently with the Business Combination Agreement in February 2023, and includes allegations regarding A-Labs, which held a significant stake in the Company and entered into a voting agreement with other shareholders (allegedly forming a control group), and that one investor acted as the Company’s investment banker, while one of its shareholders and managers serves as a director and chief executive officer of the Company. The motion alleged that these actions demonstrate a breach of the duties of care and loyalty imposed on the Company’s officers and directors, as well as an alleged basis for pursuing legal action against third parties. On January 26, 2026, a pre-trial hearing was held, and the court instructed the parties to confer regarding certain sections of the motion for discovery of documents and to update the court on their discussions. The deadline to update the court has been extended until August 2, 2026.

16.	On August 11, 2023, the Kaufbeuren Tax Office filed a petition to open insolvency proceedings against BlackSwan Technologies GmbH (“BlackSwan Germany”) on the grounds of outstanding tax arrears. On October 6, 2023, AOK Bayern, Kaufbeuren, filed a similar petition to commence insolvency proceedings against BlackSwan Germany on the grounds of outstanding social security contributions. By order dated November 17, 2025, the Local Court of Kempten rejected insolvency proceedings for insufficiency of assets and ordered the dissolution of BlackSwan Germany. This order was published in the Commercial Register in December 2025, and the Commercial Register notified the intended compulsory deletion of BlackSwan Germany by letter dated February 5, 2026. BlackSwan Germany appealed, and the appeal was approved by the insolvency court on February 24, 2026. The compulsory deletion of BlackSwan Germany was averted and regular insolvency proceedings were commenced, which can be concluded by settling outstanding liabilities, thereby restoring BlackSwan Germany to regular standing (option 1) or by all creditors registering their claims with the insolvency table and the company being liquidated after the completion of the insolvency proceedings (option 2). As no direct or indirect liquidity injection from the Company’s shareholders is expected, option 2 will be pursued.